Exhibit 99.2

 May 4, 2016  First Quarter 2016 Supplemental Information

 *  *  This presentation, other written or oral communications and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial business; our ability to grow our residential mortgage credit business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; our ability to consummate any contemplated investment opportunities; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; and our ability to consummate the proposed Hatteras Acquisition on a timely basis or at all, and potential business disruption following the Hatteras Acquisition. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.Non-GAAP Financial MeasuresThis presentation includes certain non-GAAP financial measures. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.  Safe Harbor Notice

1Q 2016 Financial Overview

Unaudited

Income Statement

- GAAP net loss of ($868.1) million, or ($0.96) per average common share, resulting in an annualized GAAP loss on average equity of (29.47%)
- Normalized core earnings[1] of $291.8 million, or $0.30 per average common share, generating an annualized normalized core return on average equity of 9.91%
- Declared a $0.30 dividend per common share

Balance Sheet

- Common stock book value per share of $11.61
- End of period total debt to equity of 5.3x[2]; economic leverage ratio of 6.2x[3]
- End of period capital ratio of 13.2%[4]
- Weighted average days to maturity on repurchase agreements of 136 days

Portfolio

- Normalized average yield on interest earning assets[5] of 3.00% and normalized net interest spread of 1.27% during the quarter; normalized net interest margin[6] of 1.54%
- End of period Residential Investment Securities[7] of $67.3 billion
- Total credit portfolio[8] represents 25% of stockholders' equity

Note: The endnotes for this page appear in the section entitled "Endnotes for Page 2" in the Appendix. Core earnings, normalized core earnings, annualized core return on average equity, annualized normalized core return on average equity, normalized average yield on interest earning assets, normalized net interest spread and normalized net interest margin represent non-GAAP measures. This presentation also includes additional non-GAAP measures, including normalized interest income, economic interest expense, economic net interest income and normalized economic net interest income. See the section entitled "Non-GAAP Reconciliations" in the Appendix for reconciliation of non-GAAP financial measures.

2

Strategy Overview

Unaudited

Portfolio Positioning

- Continue to actively diversify to achieve more durable earnings and book value in various interest rate environments; Hatteras acquisition allows for broader investment portfolio opportunity set including agency and non-agency MBS, residential whole loans, commercial real estate debt and equity, corporate debt, and mortgage-servicing rights
- Commercial and residential credit assets grew $201 million over the quarter to now represent 25% of stockholders' equity at the end of Q1[(1)]
- Total share repurchases under the current program of $217 million[(2)], including $103 million during Q1

Market Opportunities

- Specified pools exhibited strong performance year-to-date in the rate rally, while increased prepayment speeds and servicer speed differentials are beginning to create relative value opportunities. Expected levered return on equity of 9% to 12% on purchase of agency MBS in current market environment
- The widening in residential credit asset spreads in January and February had partially reversed at the end of Q1 and has retraced fully in Q2, as risk sentiment firmed. Expected levered return on equity of 11% to 13% in new residential credit investments
- CMBS market experienced spread volatility across the capital stack; the subsequent spread tightening underperformed down the credit curve. Fundamentals underlying real estate credit remain solid and should create further opportunities for levered returns in commercial credit investments in excess of 10%

Liability and Interest Rate Management

- Relatively conservative portfolio leverage allowed us to acquire Hatteras portfolio to enhance our capital base and further scale our operating model
- Focus on longer term and product-specific funding arrangements to manage short term interest rate uncertainty and overall firm liquidity; our availability of financing continues to be among the strongest in the mortgage REIT sector with 30+ counterparties and excess capacity
- Selectively utilize derivatives to hedge against higher interest rates and spikes in volatility

(1) Includes loans held for sale.
(2) As of April 28, 2016.

3

Annaly Sum-of-the-Parts Capital Diversification

Balancing the liquidity of the Agency strategies with the durability of multiple credit strategies

	Agency	Commercial Real Estate	Residential Credit	Middle Market Lending
Dedicated Capital	$8.7bn	$1.6bn	$0.7bn	$0.6bn
% of Total Capital	75%	14%(1)	6%	5%
Financing	$70.7bn(2)	$0.9bn(3)	$1.0bn	--
Benefits & Considerations	▪ Very scalable ▪ Deep, liquid market ▪ FHLB as supplemental funding ▪ Repo costs ▪ Financing capacity with RCap	▪ Stable EPS & BV profile ▪ Better market valuation ▪ Longer lead time	▪ Low correlation profile to Agency book ▪ Helps better manage interest rate cycles ▪ Positive housing fundamentals	▪ Unique economic view ▪ Stable profile ▪ Idiosyncratic risk ▪ High carry, floating rate assets

(1) Includes loans held for sale.
(2) Includes financing of TBAs.
(3) Excludes securitized debt.

4

Agency MBS: Interest Rate Market Performance

- Yield curve flattened in volatile first quarter, with 2-year and 10-year swap rates declining 34 and 55 bps, respectively
  - Rate rally reflective of change in monetary policy expectations, as three major developed market central banks signaled more accommodative monetary policy for longer
  - Central bank accommodation continues to buoy asset prices in low economic growth environment
  - Asset price correlations with oil remain high
- Market continues to price less than the two interest rate hikes currently forecasted by the Federal Reserve
  - Potential Fed hike in 1H 2016 could be impacted by weaker economic data and upcoming geopolitical risk events such as the potential UK EU exit

Swap Rates Fell Sharply During the Quarter, Led by the Intermediate Sector



Percent
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
5
10
15
20
25
30
30Y: 2.6%
10Y: 2.2%
5Y: 1.7%
2Y: 1.2%
30Y: 2.1%
10Y: 1.6%
5Y: 1.2%
2Y: 0.8%
12/31/2015
3/31/2016

Market Correlations with the Oil Price Have Been Historically High



100-day rolling correlation, 1d %age Change
Percent
0.8
0.6
0.4
0.2
0
-0.2
-0.4
-0.6
-0.8
80
60
40
20
0
-20
-40
-60
-80
Oil 100-day aggregate %age change (rhs)
07/01/11
07/01/12
07/01/13
07/01/14
07/01/15
10-year
S&P
Dollar

Source: Bloomberg

5

6 Source: JP Morgan, Credit Suisse, Annaly calculations (1) MBS relative performance vs. swaps reflects cumulative price performance of an MBS position hedged with a combination of 2-yr, 5-yr and 10-yr interest rate swaps to a one year duration gap on December 31, 2015. Calculations are based on Credit Suisse’s model MBS partial duration profile. Cumulative performance does not include net coupon earnings and assumes no rebalancing of swap hedges. (2) JP Morgan data as of March 31, 2016. Agency  MBS: Market Backdrop MBS spreads and performance slightly weaker in challenging Q1 amid significantly lower rates Collateral with stable cash flow profiles, such as specified pools and 15-year securities, outperformed Speeds saw a meaningful increase amid higher refinancing/purchase activity, with further increases expected in months to come More dovish central banks suggest even longer official sector support, which will be helpful to dollar roll valuations as Fed takes out large portion of cheapest-to-deliver TBA MBS with worst prepayment characteristics Agency MBS currently show mixed technical and fundamental factors Agency MBS continue to offer attractive yields in global low yield landscape; foreign demand has improved in recent months High prepayment speeds, increased issuance, and declining carry have weighed on the sector Relative sector liquidity remains strong despite lower trading volumes and greater dealer concentration -0.8 -0.6 -0.4 -0.2 0.0 0.2 0.4 0.6 1.5 1.6 1.7 1.8 1.9 2.0 2.1 2.2 12/31/15 1/31/16 2/29/16 3/31/16 Percent Percent 10yr Swap Yield (lhs) FNCI 3.0 FNCL   3.5 FNCL 4.0 MBS Hedged Performance Flat in Q1 2016(1) US 2y US 5y US 10y Germany 2y Germany 5y Germany 10y UK 2y UK 5y UK 10y Japan 2y Japan 5y Japan 10y FNCL 3.0 FNCL 3.5 FNCL 4.0 FNCI 3.0 FNCL 4.0 LLB FNCL 3.5 MLB -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 0 2 4 6 8 10 12 Yield (%) Asset Duration Agency MBS Remain Attractive Relative to Low Sovereign Yields(2)

Agency MBS: Portfolio

- The market value of Agency portfolio stood at approximately $80bn at end of Q1, inclusive of the TBA position
- Approximately 85% of the portfolio is positioned in high quality securities with prepayment protection
- MBS spread widening has led to more attractive valuations, however, elevated volatility persists in the market
- Strategy has focused on continued rotation into bonds with durable and stable cash flows

Total Equity: $8.7bn

Asset Type(1)


GSE Debt
0%
CMOs
1%
IO / IIO
2%
MBS ARM
4%
20yr Fixed
PT
8%
15yr Fixed
PT
17%
30yr Fixed
PT
68%

Pass Through Coupon Type


15 & 20Yr:
25%
>=4.00%
4%
3.5%
6%
<=3.00%
15%
<=3.00%
4%
3.5%
26%
>=4.5%
11%
4.0%
34%
30yr+:
75%

Call Protection(2)


Generic
8%
Seasoned
(30+
WALA)
30%
High
Quality
Specified
41%
Other
Specified
Pools
21%

Data as of March 31, 2016. Note: Percentages based on fair market value.
(1)15yr and 20yr Fixed %'s are inclusive of TBA contracts.
(2)"High Quality" protection is defined as pools backed by original loan balances of up to $150K, higher LTV pools (CR/CQ), geographic concentrations (NY/PR). "Other Specified Pools" includes $175K loan balance, high LTV pools, FICO < 700.

7

Residential Credit: Market Backdrop

Strong residential credit performance YTD reflective of improved market sentiment and continued strong fundamental performance, despite market driven volatility

Market Performance

- Impacts from China, Emerging Markets, Oil and other Commodities permeated throughout the high yield market and risk assets to start the year, which translated to elevated spread volatility across credit products
- More dovish sentiment out of the Fed led to a rally in securitized credit towards the end of Q1 that continues to persist
- Legacy RMBS widened in line with other risk assets throughout Q1, but marginally lagged the tightening experienced by other structured credit in the latter part of the quarter
- GSE Credit Risk Transfer securities (CRT) have traded directionally with other credit markets and the broader macro outlook
  - After up to ~200bps of widening from the end of 2015 through mid-February, CRT spreads reversed sharply in March and April
  - Strong sector performance YTD reflective of improved risk sentiment and continued strong fundamental performance
- NPL/RPL sector has exhibited very low spread volatility, with senior bonds pricing in the low/mid 4% yields
- Despite rates rally over the quarter, "AAA" RMBS 2.0 has held in, currently trading at 3-00 points back to respective TBA
  - Expect 2016 volumes to be constrained by a multitude of factors

Fundamental Performance

- Sound housing and consumer fundamentals continue to serve as a positive catalyst for residential credit products
  - Home prices continue to appreciate; remain below pre-crisis peak
  - Residential investments as percentage of GDP roughly half of pre-crisis levels
  - Mortgage credit availability remains tight
  - Declining consumer debt delinquencies

Consumer Balance Sheet Remains Healthy



Unit
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
1986
1991
1996
2001
2006
2011
2016
9.9
5.0
3.37
0.73
MBA Delinquencies
US Credit Card 90+ DQs
Underemployment Rate
US Auto 90+ DQs
Unemployment Rate

Source: Bloomberg

8

Residential Credit: Portfolio

Through YTD 2016, the portfolio grew to approximately $1.7 billion, comprised of the following sectors:

- **Credit Risk Transfer (CRT):** floating rate assets originated by the GSEs in a high quality underwriting environment
- **Jumbo "AAA" Securities:** cheap supplement to the Agency portfolio; advantageous FHLB financing
- **NPL/RPL Securities:** conservatively structured, short duration assets with extension protection
- **Legacy:** high carrying assets; sector has negative net issuance and positive fundamentals

Total Dedicated Equity: $0.7bn

Sector Type


mbo 2.0 IO
1%
NPL
23%
CRT
30%
RPL
3%
Alt A
10%
Jumbo 2.0
17%
Prime
6%
Subprime
10%

Coupon Type


ARM
5%
IO
1%
Floating
39%
Fixed
55%

Effective Duration


> 5yrs
7%
4 - 5yrs
20%
3 - 4yrs
4%
2 - 3yrs
3%
< 2yrs
66%

Data as of March 31, 2016.
Note: Percentages based on fair market value.

9

 *  *  Annaly Commercial Real Estate Group Portfolio  Data as of March 31, 2016.Note: Percentages based on economic interestOther includes 38 states, none of which represent more than 5% of total portfolio value.   Providing capital for acquisitions and refinancings at higher leverage points in the capital structure on real estate with growth potentialFocus on top tier sponsors, operating in attractive markets with rational business plans, and loan structures that mitigate riskMaximize returns through conservative financing strategies utilizing syndication relationships, credit facilities and the securitization market $1.9 billion   Asset Type  Sector Type  Geographic Concentration(1)  Total Equity: $1.6bn

Middle Market Lending: Portfolio

- Flexible capital provider to established control equity partners
- Well-tenured relationships with private equity community fosters recurring deal flow
- Credit-first approach requiring first-level due diligence in targeted industries enables optimized relative risk / return decisions
- Active credit monitoring and portfolio management

Total Equity: $0.6bn

Lien Position



Unsecured
1%
Second
37%
First
62%

Industry (1)



3% 1% 2%
4%
11%
37%
15%
27%
Services - Business
High Tech
Metals & Mining
Capital Equipment
Healthcare & Pharma
Beverage, Food & Tobacco
Consumer Goods - Non-Durable
Containers, Packaging & Glass

Sponsor Concentration



3% 2% 2% 2%
3%
3%
4%
4%
4%
4%
5%
6%
8%
11%
12%
12%
15%

Data as of March 31, 2016.
Note: Percentages based on principal outstanding.
(1) Based on Moody's industry categories.

11

 *  *  Last Five Quarters Financial Performance  Unaudited

Summary Balance Sheet and Applicable Information

Unaudited, numbers in thousands except per share amounts

	For the quarters ended		
	March 31, 2016	December 31, 2015	March 31, 2015
Residential Investment Securities	$67,255,533	$67,233,494	$70,491,746
Commercial real estate investments(1)	6,385,579	5,075,191	3,221,518
Corporate debt	639,481	488,508	227,830
Total Residential Investment Securities and commercial investment portfolio(2)	$74,280,593	$72,797,193	$73,941,094
Total assets	$77,443,965	$75,190,893	$78,675,677
Average TBA position	$15,110,947	$14,366,749	$8,319,920
Repurchase agreements	$54,448,141	$56,230,860	$60,477,378
Other secured financing	3,588,326	1,845,048	90,000
Convertible Senior Notes	-	-	749,512
Securitized debt of consolidated VIEs	3,802,682	2,540,711	1,491,829
Participation sold	13,182	13,286	13,589
Mortgages payable	334,765	334,707	146,470
Total debt	$62,187,096	$60,964,612	$62,968,778
Total liabilities	$65,785,958	$63,284,971	$65,551,087
Cumulative redeemable preferred stock	$913,059	$913,059	$913,059
Common equity(3)	10,735,393	10,982,915	12,206,446
Total stockholders' equity	$11,648,452	$11,895,974	$13,119,505
Non-controlling interest	9,555	9,948	5,085
Total equity	$11,658,007	$11,905,922	$13,124,590
Total debt to total equity	5.3x	5.1x	4.8x
Economic leverage ratio	6.2x	6.0x	5.7x
Capital ratio	13.2%	13.7%	14.3%
Common stock book value per share	$11.61	$11.73	$12.88
Total common shares outstanding	924,853	935,930	947,698

(1) Includes loans held for sale, commercial real estate debt and preferred equity and investments in commercial real estate.
(2) Commercial investment portfolio consists of commercial real estate investments and corporate debt.
(3) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.

13

Summary of Select GAAP and Non-GAAP Information

Unaudited, dollars in thousands except per share amounts

	For the quarters ended		
	March 31, 2016	December 31, 2015	March 31, 2015
Total interest income	$388,143	$576,580	$519,114
Total economic interest expense[1]	270,571	254,074	286,752
Economic net interest income[1]	$117,572	$322,506	$232,362
GAAP net income (loss)	($868,080)	$669,666	($476,499)
GAAP net income (loss) available (related) to common shareholders	(885,910)	652,047	(494,401)
GAAP earnings per common share	($0.96)	$0.69	($0.52)
Normalized core earnings (loss)	$291,757	$311,133	$341,965
Normalized core earnings (loss) available (related) to common shareholders	273,765	293,141	323,973
Normalized core earnings per common share	$0.30	$0.31	$0.34
Dividends declared per common share	$0.30	$0.30	$0.30
Annualized GAAP return on average equity	(29.47%)	22.15%	(14.41%)
Annualized normalized core return on average equity	9.91%	10.30%	10.34%
Annualized normalized core return on average equity per unit of economic leverage	1.60%	1.72%	1.82%
Net interest margin	0.79%	1.80%	1.29%
Normalized net interest margin	1.54%	1.71%	1.68%
Average yield on interest earning assets	2.09%	3.15%	2.54%
Normalized yield on interest earning assets	3.00%	3.05%	2.96%
Average cost of interest bearing liabilities	1.73%	1.68%	1.64%
Net interest spread	0.36%	1.47%	0.90%
Normalized net interest spread	1.27%	1.37%	1.32%
Weighted average experienced CPR, for the period	8.8%	9.7%	9.0%
Weighted average projected long-term CPR, as of period end	11.8%	8.8%	9.2%
Book value per common share rollforward:			
Book value per common share, beginning of period	$11.73	$11.99	$13.10
Net income (loss) attributable to common stockholders	($0.96)	$0.69	($0.52)
Other comprehensive income (loss) attributable to common stockholders	$1.11	($0.68)	$0.60
Buyback of common stock	$0.03	$0.03	$0.00
Common dividends declared	($0.30)	($0.30)	($0.30)
Book value per common share, end of period	$11.61	$11.73	$12.88

(1) Includes interest expense on interest rate swaps used to hedge cost of funds. Excludes interest expense on interest rate swaps used to hedge TBA dollar roll.

14

Components of Economic Net Interest Income

Unaudited, dollars in thousands

	For the quarters ended		
	March 31, 2016	December 31, 2015	March 31, 2015
Interest income:			
Residential Investment Securities	$315,717	$515,195	$478,239
Commercial investment portfolio	70,187	60,835	40,336
Reverse repurchase agreements	2,239	550	539
Total interest income	$388,143	$576,580	$519,114
Economic interest expense:			
Repurchase agreements	$132,891	$112,529	$102,748
Interest expense on swaps used to hedge cost of funds(1)	123,124	135,267	157,332
Convertible Senior Notes	-	-	23,627
Securitized debt of consolidated VIEs	9,033	5,597	2,882
Participation sold	158	160	159
Other	5,365	521	4
Total economic interest expense	$270,571	$254,074	$286,752
Economic net interest income	$117,572	$322,506	$232,362
Premium amortization adjustment	168,408	(18,072)	87,883
Normalized economic net interest income	$285,980	$304,434	$320,245

(1) Included within realized losses on interest rate swaps. Excludes interest expense on interest rate swaps used to hedge TBA dollar roll.

15

 *  *  Unaudited  Change in Normalized Net Interest Margin  Note: Graph shows relative changes in contribution from 4Q15 to 1Q16. For example, coupon on average interest earning assets decreased normalized net interest margin by 0.04% more in 1Q16 versus 4Q15.Represents economic interest expense and interest expense on swaps used to hedge dollar roll transactions.

 *  *  Unaudited  Change in Normalized Net Interest Spread  Note: Graph shows relative changes in contribution from 4Q15 to 1Q16. For example, coupon on average interest-earning assets decreased normalized net interest spread by 0.02% more in 1Q16 versus 4Q15.Includes interest expense on interest rate swaps used to hedge cost of funds.

 *  *  Unaudited, dollars in thousands  Reconciliation to Core Earnings and Normalized Core Earnings  (1) Represents a component of Net gains (losses) on trading assets.

 *  *  Unaudited  Change in Annualized GAAP Return on Average Equity  Note: Graph shows relative changes in contribution from 4Q15 to 1Q16. For example, coupon income increased annualized ROE by 0.87% more in 1Q16 versus 4Q15.Other includes other income (loss), general and administrative expenses, and income taxes.Represents economic interest expense and interest expense on swaps used to hedge dollar roll transactions.

 *  *  Unaudited  Change in Annualized Normalized Core Return on Average Equity  Note: Graph shows relative changes in contribution from 4Q15 to 1Q16. For example, coupon income increased annualized core ROE by 0.88% more in 1Q16 versus 4Q15.(1) Other includes investment advisory income, dividend income from affiliates, other income (loss) excluding non-recurring gains or losses, general and administrative expenses, and income taxes.

 *  *  Unaudited, dollars in thousands  Residential Investment Securities Portfolio Net Premium and Discount Balance and Constant Prepayment Rate

 *  *  Unaudited  Interest Rate and Liability Management   Excludes forward starting swaps; there were no forward starting swaps as of March 31, 2016.Note: Net rates do not take into consideration other secured financing, Convertible Senior Notes, securitized debt of consolidated VIEs , participation sold or mortgages payable.  (1)

 *  *  Hedging and Liabilities as of March 31, 2016  Unaudited, dollars in thousands  There were no forward starting pay fixed swaps as of March 31, 2016Weighted average years to maturity for futures positions are based off of the Treasury contracts cheapest to deliver.Approximately 17% of the total repurchase agreements and FHLB advances have a remaining maturity over one year. Determined based on estimated weighted-average lives of the underlying debt instruments.     Principal  Weighted Average  Weighted Average     Balance  Rate  Days to Maturity(4)  Repurchase agreements  $54,448,141   0.99%  136   Other secured financing  3,588,326   0.59%  1,735   Securitized debt of consolidated VIEs  3,821,252   0.85%  2,801   Participation sold  13,061   5.58%  396   Mortgages payable  338,346   4.16%  3,064   Total indebtedness  $62,209,126

Residential Investment Securities and TBA Derivative Overview as of March 31, 2016

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Weighted Avg. Years to Maturity	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years	$8,141,382	14.4%	3.14%	103.8%	105.1%	7.1%	$8,557,230
20 years	6,233,697	11.1%	3.50%	104.5%	106.1%	8.6%	6,613,072
>=30 years	41,745,350	74.2%	3.87%	106.0%	106.8%	8.8%	44,601,754
Callables	158,803	0.3%	3.16%	99.6%	98.9%	0.0%	157,035
Total/Weighted Avg.	$56,279,232	100.0%	3.73%	105.5%	106.5%	8.5%	$59,929,091

TBA Purchase Contracts					
Type	Notional Value	%	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$5,293,000	37.1%	2.81%	$5,463,613	$5,492,572
30-year	8,980,000	62.9%	3.55%	9,384,179	9,431,952
Total/Weighted Avg.	$14,273,000	100.0%	3.27%	$14,847,792	$14,924,524

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$1,166,108	38.0%	2.79%	100.6%	104.8%	15.1%	$1,222,251
25 - 40 months	5,848	0.2%	5.01%	100.0%	105.5%	22.2%	6,170
41 - 60 months	142,774	4.7%	3.85%	102.8%	106.7%	19.8%	152,375
61 - 90 months	656,927	21.4%	2.89%	103.2%	103.9%	12.2%	682,327
>90 months	1,092,684	35.7%	3.04%	102.7%	103.7%	7.3%	1,132,750
Step-Ups	-	0.0%	0.00%	0.0%	0.0%	0.0%	-
Total/Weighted Avg.	$3,064,341	100.0%	2.95%	102.0%	104.3%	11.9%	$3,195,873

24

Residential Investment Securities and TBA Derivative Overview as of March 31, 2016 (cont'd)

Unaudited, dollars in thousands

Agency Fixed-Rate and Floating-Rate Collateralized Mortgage-Backed Obligations							
Type	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Fixed-Rate	$912,427	98.9%	3.28%	102.7%	104.0%	12.0%	$949,287
Floating-Rate	9,769	1.1%	2.91%	99.2%	102.5%	17.2%	10,010
Total/Weighted Avg.	$922,196	100.0%	3.28%	102.7%	104.0%	12.1%	$959,297

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-Only	$5,624,398	60.1%	3.31%	13.5%	11.6%	9.9%	$654,216
Inverse Interest-Only	3,738,198	39.9%	5.71%	22.8%	23.0%	9.0%	858,382
Total/Weighted Avg.	$9,362,596	100.0%	4.27%	17.2%	16.2%	9.5%	$1,512,598

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer Securities	$517,207	30.2%	4.41%	97.5%	96.9%	$501,167
Legacy	484,784	26.0%	3.73%	89.4%	88.8%	430,426
NPL/RPL	428,656	25.7%	3.96%	99.6%	99.5%	426,339
Prime Jumbo (>=2010 Vintage)	280,060	17.1%	3.49%	99.9%	101.2%	283,560
Prime Jumbo (>=2010 Vintage) IO	1,114,234	1.0%	0.38%	1.6%	1.5%	17,182
Total/Weighted Avg	$2,824,941	100.0%	2.55%	58.8%	58.7%	$1,658,674

(1) Weighted by fair value.

25

Residential Credit Investments Detail as of March 31, 2016

Unaudited, dollars in thousands

By Sector Product					
Product	Market Value	Coupon	Credit Enhancement	60+ Delinquencies	3M VPR
Alt-A	$167,967	4.16	6.84	11.10	4.70
Prime	106,142	4.63	1.48	3.87	3.57
Subprime	156,317	2.46	25.25	21.06	3.35
Prime Jumbo (>=2010 Vintage)	283,560	3.50	14.76	-	9.40
Prime Jumbo (>=2010 Vintage) Interest Only	17,182	0.42	-	-	6.15
Re-Performing Loan Securitizations	42,565	3.63	51.25	14.39	3.83
Credit Risk Transfer	501,167	4.44	1.05	0.11	10.44
Non-Performing Loan Securitizations	383,774	4.00	51.55	65.32	0.31
Total	**$1,658,674**	**3.91**	**19.25**	**18.87**	**6.02**

Market Value By Sector and Payment Structure			
Product	Senior	Subordinate	Total
Alt-A	$96,298	$71,669	$167,967
Prime	33,990	72,152	106,142
Subprime	123,232	33,085	156,317
Prime Jumbo (>=2010 Vintage)	277,105	6,455	283,560
Prime Jumbo (>=2010 Vintage) Interest Only	17,182	-	17,182
Re-Performing Loan Securitizations	42,565	-	42,565
Credit Risk Transfer	-	501,167	501,167
Non-Performing Loan Securitizations	383,774	-	383,774
Total	**$974,146**	**$684,528**	**$1,658,674**

Market Value By Sector and Bond Coupon					
Product	ARM	Fixed	Floater	Interest Only	Total
Alt-A	$19,207	$94,820	$53,940	$0	$167,967
Prime	43,281	62,861	-	-	106,142
Subprime	-	41,041	115,276	-	156,317
Prime Jumbo (>=2010 Vintage)	-	277,105	6,455	-	283,560
Prime Jumbo (>=2010 Vintage) Interest Only	-	-	-	17,182	17,182
Re-Performing Loan Securitizations	-	42,565	-	-	42,565
Credit Risk Transfer	-	-	501,167	-	501,167
Non-Performing Loan Securitizations	-	383,774	-	-	383,774
Total	**$62,488**	**$902,166**	**$676,838**	**$17,182**	**$1,658,674**

26

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and spread sensitivity are based on the portfolios as of March 31, 2016 and December 31, 2015
- The interest rate sensitivities reflect instantaneous parallel shifts in rates
- The spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity

	As of March 31, 2016		As of December 31, 2015	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value(1)	Estimated Change as a % of NAV(1)(2)	Estimated Percentage Change in Portfolio Value(1)	Estimated Change as a % of NAV(1)(2)
(75)	-	0.2%	0.4%	2.7%
(50)	0.1%	0.8%	0.5%	2.8%
(25)	0.1%	0.7%	0.3%	1.9%
25	(0.2%)	(1.4%)	(0.4%)	(2.7%)
50	(0.6%)	(3.5%)	(1.0%)	(6.1%)
75	(1.1%)	(6.5%)	(1.7%)	(10.2%)

MBS Spread Sensitivity

	As of March 31, 2016		As of December 31, 2015	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value	Estimated Change as a % of NAV(1)(2)	Estimated Change in Portfolio Market Value	Estimated Change as a % of NAV(1)(2)
(25)	1.4%	8.1%	1.5%	8.7%
(15)	0.8%	4.9%	0.9%	5.2%
(5)	0.3%	1.6%	0.3%	1.7%
5	(0.3%)	(1.6%)	(0.3%)	(1.7%)
15	(0.8%)	(4.8%)	(0.9%)	(5.1%)
25	(1.3%)	(7.9%)	(1.4%)	(8.5%)

(1) Scenarios include Residential Investment Securities and derivative instruments.
(2) NAV represents book value of common equity.

27

 *  *  Commercial Real Estate Overview as of March 31, 2016  (1) Book values include unamortized net origination fees.(2) Total weighted based on book value.(3) Based on most recent third party appraisal, which may be prior to loan origination/purchase date, and on an "as is" basis at the time of underwriting.(4) Maturity dates assume all of the borrowers' extension options are exercised.(5) Economic interest in securitized whole loans is reflected in B Piece CMBS.

Last Five Quarters Summary Data

Unaudited, dollars in thousands

	For the quarters ended				
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Portfolio-Related Data:					
Residential Investment Securities	$67,255,533	$67,233,494	$67,040,519	$68,249,262	$70,491,746
Commercial real estate investments[(1)]	$6,385,579	$5,075,191	$4,976,251	$4,362,579	$3,221,518
Corporate debt	$639,481	$488,508	$424,974	$311,640	$227,830
Total Residential Investment Securities and commercial investment portfolio	$74,280,593	$72,797,193	$72,441,744	$72,923,481	$73,941,094
Total assets	$77,443,965	$75,190,893	$75,338,687	$75,545,680	$78,675,677
Average TBA position	$15,110,947	$14,366,749	$14,210,373	$14,624,862	$8,319,920
Agency mortgage-backed securities and debentures:					
% Fixed-rate	93%	93%	93%	94%	94%
% Adjustable-rate	7%	7%	7%	6%	6%
Weighted average experienced CPR, for the period	8.8%	9.7%	11.5%	12.1%	9.0%
Weighted average projected long-term CPR, as of period end	11.8%	8.8%	9.2%	7.7%	9.2%
Net premium and discount balance in Residential Investment Securities	$4,741,900	$4,951,252	$4,827,791	$4,822,332	$4,677,033
Net premium and discount balance as % of stockholders' equity	40.71%	41.62%	39.32%	38.30%	35.65%

(1) Includes consolidated VIEs and loans held for sale.

29

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Liabilities, Capital and Hedging Data:					
Repurchase agreements	$54,448,141	$56,230,860	$56,449,364	$57,459,552	$60,477,378
Other secured financing	$3,588,326	$1,845,048	$359,970	$203,200	$90,000
Convertible Senior Notes	-	-	-	-	$749,512
Securitized debt of consolidated VIEs	$3,802,682	$2,540,711	$2,553,398	$2,610,974	$1,491,829
Participation sold	$13,182	$13,286	$13,389	$13,490	$13,589
Mortgages payable	$334,765	$334,707	$166,697	$146,359	$146,470
Total debt	$62,187,096	$60,964,612	$59,542,818	$60,433,575	$62,968,778
Total liabilities	$65,785,958	$63,284,971	$63,054,354	$62,950,875	$65,551,087
Cumulative redeemable preferred stock	$913,059	$913,059	$913,059	$913,059	$913,059
Common equity	$10,735,393	$10,982,915	$11,365,769	$11,676,940	$12,206,446
Total Annaly stockholders' equity	$11,648,452	$11,895,974	$12,278,828	$12,589,999	$13,119,505
Non-controlling interests	$9,555	$9,948	$5,505	$4,806	$5,085
Total equity	$11,658,007	$11,905,922	$12,284,333	$12,594,805	$13,124,590
Weighted average days to maturity of repurchase agreements	136	151	147	149	149
Weighted average rate on repurchase agreements, at period end	0.99%	0.90%	0.78%	0.76%	0.70%
Weighted average rate on repurchase agreements, average during period	0.95%	0.78%	0.73%	0.67%	0.60%
Total debt to total stockholders' equity	5.3x	5.1x	4.8x	4.8x	4.8x
Economic leverage ratio	6.2x	6.0x	5.8x	5.6x	5.7x
Capital ratio	13.2%	13.7%	14.0%	14.6%	14.3%
Common stock book value per share	$11.61	$11.73	$11.99	$12.32	$12.88
Total common stock shares outstanding	924,853	935,930	947,826	947,768	947,698
Interest rate swaps:					
Hedge ratio(1)	53%	57%	58%	54%	48%
Weighted average pay rate on interest rate swaps(2)(3)	2.26%	2.26%	2.26%	2.29%	2.37%
Weighted average receive rate on interest rate swaps(2)	0.69%	0.53%	0.42%	0.40%	0.35%
Weighted average net rate on interest rate swaps	1.57%	1.73%	1.84%	1.89%	2.02%

(1) Measures total notional balances of interest rate swaps, interest rate swaptions and futures relative to repurchase agreements and TBA notional outstanding.
(2) Excludes forward starting swaps.
(3) Weighted average fixed rate on forward starting pay fixed swaps was 1.44%, 2.04%, 1.77% and 1.88% as of December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively. There were no forward starting pay fixed swaps as of March 31, 2016.

30

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Performance-Related Data:					
Total interest income	$388,143	$576,580	$450,726	$624,277	$519,114
Total economic interest expense	$270,571	$254,074	$248,041	$252,845	$286,752
Economic net interest income	$117,572	$322,506	$202,685	$371,432	$232,362
GAAP Net income (loss)	($868,080)	$669,666	($627,491)	$900,071	($476,499)
GAAP Net income (loss) available (related) to common shareholders	($885,910)	$652,047	($645,286)	$882,228	($494,401)
GAAP Earnings per common share	($0.96)	$0.69	($0.68)	$0.93	($0.52)
Core earnings	$123,349	$329,205	$217,601	$411,055	$254,082
Core earnings available to common shareholders	$105,357	$311,213	$199,609	$393,063	$236,090
Core earnings per average common share	$0.11	$0.33	$0.21	$0.41	$0.25
Normalized core earnings	$291,757	$311,133	$300,737	$331,473	$341,965
Normalized core earnings available to common shareholders	$273,765	$293,141	$282,745	$313,481	$323,973
Normalized core earnings per average common share	$0.30	$0.31	$0.30	$0.33	$0.34
Dividends declared per common share	$0.30	$0.30	$0.30	$0.30	$0.30
Total common and preferred dividends declared	$295,448	$298,771	$302,340	$302,323	$302,302
Annualized GAAP return on average equity	(29.47%)	22.15%	(20.18%)	28.00%	(14.41%)
Annualized core return on average equity	4.19%	10.89%	7.00%	12.79%	7.69%
Annualized core return on average equity per unit of economic leverage	0.68%	1.82%	1.21%	2.28%	1.35%
Annualized normalized core return on average equity	9.91%	10.30%	9.67%	10.31%	10.34%
Annualized normalized core return on average equity per unit of economic leverage	1.60%	1.72%	1.67%	1.84%	1.82%
Net interest margin	0.79%	1.80%	1.27%	2.06%	1.29%
Normalized net interest margin	1.54%	1.71%	1.65%	1.70%	1.68%
Average yield on interest earning assets	2.09%	3.15%	2.48%	3.32%	2.54%
Normalized average yield on interest earning assets	3.00%	3.05%	2.94%	2.90%	2.96%
Average cost of interest bearing liabilities	1.73%	1.68%	1.65%	1.59%	1.64%
Net interest spread	0.36%	1.47%	0.83%	1.73%	0.90%
Normalized net interest spread	1.27%	1.37%	1.29%	1.31%	1.32%

31

 *  *  Appendix

 *  *  Endnotes for Page 2  Represents a non-GAAP measure and is defined as net income (loss) excluding the estimated premium amortization adjustment due to quarter-over-quarter changes in long-term CPR estimates, gains or losses on disposals of investments and termination of interest rate swaps, unrealized gains or losses on interest rate swaps and Agency interest-only mortgage-backed securities, net gains and losses on trading assets, impairment losses, net income (loss) attributable to noncontrolling interest, and certain other non-recurring gains or losses and inclusive of dollar roll income (a component of net gains and losses on trading assets).For purposes of calculating the Company’s leverage ratio, debt consists of repurchase agreements, other secured financing, Convertible Senior Notes, securitized debt, participation sold and mortgages payable. Securitized debt, participation sold and mortgages payable are non-recourse to the Company.Computed as the sum of recourse debt, TBA derivative notional outstanding and net forward purchases of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing and Convertible Senior Notes. The ratio of total equity to total assets (inclusive of total market value of TBA derivatives and exclusive of consolidated VIEs associated with B Piece commercial mortgage-backed securities).Interest earning assets reflects the average amortized cost of our investments during the period. Represents the sum of the Company’s normalized annualized economic net interest income (inclusive of interest expense on interest rate swaps used to hedge cost of funds) plus TBA dollar roll income (less interest expense on swaps used to hedge dollar roll transactions) divided by the sum of its average interest-earning assets plus average outstanding TBA derivative balances.Residential Investment Securities consist of Agency mortgage-backed securities, Agency debentures, credit risk transfer securities and non-Agency mortgage-backed securities.Represents credit risk transfer securities, non-Agency mortgage-backed securities, commercial real estate debt investments and preferred equity investments, loans held for sale, investments in commercial real estate and corporate debt , net of financing. Excluding loans held for sale, the total credit portfolio represents 23% of stockholders’ equity.

Non-GAAP Reconciliations

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
GAAP to Core Reconciliation					
GAAP net income (loss)	($868,080)	$669,666	($627,491)	$900,071	($476,499)
Less:					
Realized (gains) losses on termination of interest rate swaps	-	-	-	-	226,462
Unrealized (gains) losses on interest rate swaps	1,031,720	(463,126)	822,585	(700,792)	466,202
Net (gains) losses on disposal of investments	1,675	7,259	7,943	(3,833)	(62,356)
Net (gains) losses on trading assets	(125,189)	(42,584)	(108,175)	114,230	6,906
Net unrealized (gains) losses on financial instruments measured at fair value through earnings	(128)	62,703	24,501	(17,581)	33,546
Impairment of goodwill	-	-	-	22,966	-
(Income) loss attributable to non-controlling interests	162	373	197	149	90
Plus:					
TBA dollar roll income	83,189	94,914	98,041	95,845	59,731
Core earnings	$123,349	$329,205	$217,601	$411,055	$254,082
Premium amortization adjustment	168,408	(18,072)	83,136	(79,582)	87,883
Normalized core earnings	$291,757	$311,133	$300,737	$331,473	$341,965
GAAP net income (loss) per average common share	($0.96)	$0.69	($0.68)	$0.93	($0.52)
Core earnings per average common share	$0.11	$0.33	$0.21	$0.41	$0.25
Normalized core earnings per average common share	$0.30	$0.31	$0.30	$0.33	$0.34
Premium Amortization Reconciliation					
Premium amortization expense	$355,671	$159,720	$255,123	$94,037	$284,777
Less:					
Premium amortization adjustment	168,408	(18,072)	83,136	(79,582)	87,883
Premium amortization expense exclusive of premium amortization adjustment	$187,263	$177,792	$171,987	$173,619	$196,894

34

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Normalized Interest Income Reconciliation					
Total interest income	$388,143	$576,580	$450,726	$624,277	$519,114
Premium amortization adjustment	168,408	(18,072)	83,136	(79,582)	87,883
Normalized interest income	$556,551	$558,508	$533,862	$544,695	$606,997
Economic Interest Expense Reconciliation					
GAAP interest expense	$147,447	$118,807	$110,297	$113,072	$129,420
Add:					
Interest expense on interest rate swaps used to hedge cost of funds	123,124	135,267	137,744	139,773	157,332
Economic interest expense	$270,571	$254,074	$248,041	$252,845	$286,752
Normalized Economic Net Interest Income Reconciliation					
Normalized interest income	$556,551	$558,508	$533,862	$544,695	$606,997
Less:					
Economic interest expense	270,571	254,074	248,041	252,845	286,752
Normalized economic net interest income	$285,980	$304,434	$285,821	$291,850	$320,245
Normalized Economic Net Interest Income					
Normalized interest income	$556,551	$558,508	$533,862	$544,695	$606,997
Average interest earning assets	$74,171,943	$73,178,965	$72,633,314	$75,257,299	$81,896,255
Normalized average yield on interest earning assets	3.00%	3.05%	2.94%	2.90%	2.96%
Economic interest expense	$270,571	$254,074	$248,041	$252,845	$286,752
Average interest bearing liabilities	$62,379,695	$60,516,996	$59,984,298	$63,504,983	$70,137,382
Average cost of interest bearing liabilities	1.73%	1.68%	1.65%	1.59%	1.64%
Normalized net interest spread	1.27%	1.37%	1.29%	1.31%	1.32%
Normalized net interest margin	1.54%	1.71%	1.65%	1.70%	1.68%

35